TF1 P1 03/22

SUPPLEMENT DATED MARCH 2, 2022

TO THE PROSPECTUS DATED JULY 1, 2021

OF

FRANKLIN MUNICIPAL GREEN BOND FUND

(series of Franklin Tax-Free Trust)

The prospectus is amended as follows:

The following is added to the “Fund Summaries” and “Fund Details” sections of the prospectus:

On February 28, 2022, the Board of Trustees of Franklin Tax-Free Trust, on behalf of Franklin Municipal Green Bond Fund (the “Fund”), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about May 6, 2022, (Liquidation Date); however, the liquidation may occur sooner if at any time before the liquidation date there are no shares outstanding in the Fund. The liquidation may also be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on April 1, 2022, the Fund will be closed to all new investors and new investments. The Fund will not accept any additional purchases after the close of market on or about April 1, 2022. The Fund reserve the right to change this policy at any time.

Shareholders of the Fund on the Liquidation Date will have their shares redeemed in full and the proceeds will be delivered to them. For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, the Fund may declare taxable distributions of their income and/or capital gain; and (c) an exchange out of the Fund prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances.

Please keep this supplement with your prospectus for future reference.